Exhibit 99.2

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

SUPPLEMENTAL INFORMATION AS OF MARCH 31, 2005

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OVERVIEW

The Company

This Supplemental Information package includes information with respect to both The Mills Corporation, or TMC, and The Mills Limited Partnership, or Mills LP, of which TMC is the sole general partner and in which TMC owned a 1.00% general partner interest and a 85.13% limited partner interest as of March 31, 2005.  TMC conducts all of its business and owns all of its properties through Mills LP and Mills LP’s various subsidiaries. As the general partner of Mills LP, TMC has the exclusive power to manage the business of Mills LP, subject to certain limited exceptions.  The supplemental information provided in this Exhibit 99.2 represents our consolidated financial and operational information as of and for the period ended March 31, 2005.

Except as otherwise required by the context, together TMC and Mills LP are referred to as “Mills,” “we,” “us,” and “our.”

Our primary focus is our portfolio of 41 retail and entertainment-oriented centers comprised of 17 super-regional “Mills Landmark Centers,” 22 regional “21st Century Retail and Entertainment Centers” and two “International Retail and Entertainment Centers.” At March 31, 2005, we owned or had an interest in:

Mills Landmark Centers

Arizona Mills – Phoenix, AZ

Arundel Mills – Baltimore, MD

Cincinnati Mills – Cincinnati, OH

Colorado Mills – Denver, CO

Concord Mills – Charlotte, NC

Discover Mills – Atlanta, GA

Franklin Mills – Philadelphia, PA

Grapevine Mills – Dallas/Fort Worth, TX

Great Mall of the Bay Area – Silicon Valley, CA

Gurnee Mills – Chicago, IL

Katy Mills – Houston, TX

Ontario Mills – Los Angeles, CA

Opry Mills – Nashville, TN

Potomac Mills – Washington, DC

St. Louis Mills – St. Louis, MO

Sawgrass Mills – Fort Lauderdale, FL

Vaughan Mills – Toronto, Canada

International Retail and Entertainment Centers

Madrid Xanadú – Madrid, Spain

St. Enoch Centre – Glasgow, Scotland

21st Century Retail and Entertainment Centers

The Block at Orange – Los Angeles, CA

Briarwood Mall – Ann Arbor, MI

Broward Mall – Fort Lauderdale, FL

Columbus City Center – Columbus, OH

Del Amo Fashion Center – Los Angeles, CA

Dover Mall – Wilmington, DE

The Esplanade – New Orleans, LA

The Falls – Miami, FL

Galleria at White Plains – White Plains, NY

Gwinnett Place – Atlanta, GA

Hilltop Mall – West Contra Costa County, CA

Lakeforest Mall – Gaithersburg, MD

Marley Station – Glen Burnie, MD

Meadowood Mall – Reno, NV

Northpark Mall – Jackson, MS

The Shops at Riverside Square – Hackensack, NJ

Southdale Center – Minneapolis, MN

Southridge Mall – Milwaukee, WI

Stoneridge Mall– Pleasanton, CA

Town Center at Cobb – Atlanta, GA

Tuttle Crossing – Columbus, OH

Westland Mall – Miami, FL

Other portfolio also includes three “Community Centers”: Arundel Mills Marketplace (Baltimore, MD), Concord Mills Marketplace (Charlotte, NC) and Liberty Plaza (Philadelphia, PA); 19 single tenant properties subject to net leases and operating as CVS pharmacies (“Net Lease Properties”); and other related commercial development.

Non-Generally Accepted Accounting Principles (“GAAP”) Financial Measures

Our press release and this Supplemental Information package present certain non-GAAP financial measures we believe are useful to our investors and management. Such measures include:

•              Funds From Operations (“FFO”);

•              Adjusted Funds From Operations (“AFFO”);

•              Net Operating Income (“NOI”); and

•              Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).

Income from continuing operations is considered the most directly comparable GAAP measure for FFO, AFFO and EBITDA.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Operating income, a component of income from continuing operations, is the most comparable GAAP measure for NOI. Attachment 1, “Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms”, includes definitions and reconciliations of each of these measures and further explains why we believe such measures are useful.

Restatement

As more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, our unaudited quarterly results for the first three quarters of 2004 were restated to correct our accounting treatment of various items to conform to GAAP and our adoption of FIN 46. Amounts presented for the three months ended March 31, 2004 have been restated accordingly.

Cautionary Statement

Various information contained in this Supplemental Information package may constitute “forward-looking statements” for the purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guarantees of future performance.  Such forward-looking statements include, among others, statements regarding development and construction costs, lease expirations and extension of loan maturity dates.

Forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “anticipate,” “estimate,” “would be,” or “continue” or the negative thereof or other variations thereon or comparable terminology are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are:

•                                          the general international, national and local economic climate;

•                                          the supply and demand for retail properties;

•                                          interest rate levels and fluctuations in the exchange rates between the U.S. dollar and foreign currencies in countries where we have investments;

•                                          the availability to us of financing for our development projects or acquisition activities;

•                                          risks associated with the development, acquisition and operation of retail properties, including risks that the development of the project may not be completed on schedule or on budget, that we may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated; and

•                                          those risks described in the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2004.

We undertake no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OPERATING PROPERTIES

Gross leasable area (“GLA”) and certain other information pertaining to properties that we own or have an interest are set forth below.  Anchor stores are defined as spaces of at least 20,000 square feet.  The number of anchor stores indicates those that are open and occupied as of March 31, 2005. GLA is stated in thousands of square feet and tenant owned GLA is included with anchor stores.

		Year Opened or	Gross Leaseable Area (“GLA”)				# of Anchor	Tenant Owned
	Service Area	Purchased	Total		Anchor	In-line	Stores	GLA
Mills Landmark Centers:
Arizona Mills (u)	Phoenix, AZ	1997(o)	1,234		713	521	16	—
Arundel Mills (c)	Baltimore, MD	2000 (o)	1,238		725	513	15	—
Cincinnati Mills (w)	Cincinnati, OH	2004 (r)	1,456		1,021	435	14	—
Colorado Mills (c)	Denver, CO	2002 (o)	1,101		535	566	10	181
Concord Mills (c)	Charlotte, NC	1999 (o)	1,303		757	546	18	—
Discover Mills (c)	Atlanta, GA	2001 (o)	1,183		669	514	13	—
Franklin Mills (w)	Philadelphia, PA	1989 (o)	1,727		1,140	587	19	210
Grapevine Mills (c)	Dallas/Fort Worth, TX	1997 (o)	1,617		1,093	524	20	—
Great Mall of the Bay Area (c)	Silicon Valley, CA	2003 (p)	1,276		639	637	10	—
Gurnee Mills (w)	Chicago, IL	1991 (o)	1,826		1,211	615	17	251
Katy Mills (c)	Houston, TX	1999 (o)	1,218		658	560	14	—
Ontario Mills (u)	Los Angeles, CA	1996 (o)	1,491		965	526	21	125
Opry Mills (c)	Nashville, TN	2000 (o)	1,143		615	528	17	—
Potomac Mills (w)	Washington, DC	1985 (o)	1,601		969	632	19	80
St. Louis Mills (c)	St. Louis, MO	2003 (o)	1,057		552	505	12	—
Sawgrass Mills (w)	Fort Lauderdale, FL	1990 (o)	2,170		1,363	807	23	282
Vaughan Mills (u)	Toronto, Canada	2004 (o)	1,114		604	510	12	—
			23,755		14,229	9,526	270	1,129
21st Century Retail and Entertainment Centers:
The Block at Orange (c)	Los Angeles, CA	1998 (o)	697		423	274	11	—
Briarwood Mall (u)	Ann Arbor, MI	2004 (p)	974		655	319	6	608
Broward Mall (w)	Fort Lauderdale, FL	2003 (p)	992		717	275	4	717
Columbus City Center (u)	Columbus, OH	2004 (p)	1,066		710	356	2	471
Del Amo Fashion Center (u)	Los Angeles, CA	2003 (p)	1,961	*	1,389	572	11	785
Dover Mall (w)	Wilmington, DE	2003 (p)	887		647	240	6	443
The Esplanade (w)	New Orleans, LA	2003 (p)	901		544	357	3	498
The Falls (u)	Miami, FL	2004 (p)	804		495	309	3	455
Galleria at White Plains (w)	White Plains, NY	2003 (p)	878		582	296	3	329
Gwinnett Place (u)	Atlanta, GA	2003 (p)	1,285		844	441	5	720
Hilltop Mall (u)	W. Contra Costa Cnty, CA	2004 (p)	1,069		738	331	4	518
Lakeforest Mall (u)	Gaithersburg, MD	2004 (p)	1,072		670	402	5	668
Marley Station (u)	Glen Burnie, MD	2004 (p)	1,059		761	298	6	524
Meadowood Mall (u)	Reno, NV	2004 (p)	889		610	279	5	571
Northpark Mall (w)	Jackson, MS	2003 (p)	961		647	314	4	647
The Shops at Riverside Square (w)	Hackensack, NJ	2002 (p)	627		425	202	3	293
Southdale Center (w)	Minneapolis/St. Paul, MN	2005 (p)	1,335		897	438	4	674
Southridge Mall (w)	Milwaukee, WI	2005 (p)	1,230		896	334	5	695
Stoneridge Mall (u)	Pleasanton, CA	2004 (p)	1,297		842	455	5	842
Town Center at Cobb (u)	Atlanta, GA	2003 (p)	1,273		851	422	5	723
Tuttle Crossing (u)	Columbus, OH	2004 (p)	1,133		767	366	6	746
Westland Mall (w)	Miami, FL	2004 (p)	820		604	216	3	604
			23,210		15,714	7,496	109	12,531

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OPERATING PROPERTIES (Continued)

March 31, 2005

		Year Opened or	Gross Leaseable Area (“GLA”)			# of Anchor	Tenant Owned
	Service Area	Acquired	Total	Anchor	In-line	Stores	GLA

International Retail and Entertainment Centers:
St. Enoch Centre (u)	Glasgow, Scotland	2005 (p)	731	438	293	5	351
Madrid Xanadú (w)	Madrid, Spain	2003 (o)	1,393	970	423	14	376
			2,124	1,408	716	19	727

Community Centers:
Arundel Marketplace (c)	Baltimore, MD	2003 (o)	101	77	24	3	—
Concord Marketplace (w)	Charlotte, NC	2001 (o)	236	217	19	2	11
Liberty Plaza (w)	Philadelphia, PA	1994 (o)	372	319	53	4	14
			709	613	96	9	25

Portfolio Totals			49,798	31,964	17,834	407	14,412

* Excludes space under redevelopment and 113,000 square feet of office space.

(c)      Consolidated joint venture properties.

(u)      Unconsolidated joint venture properties.

(w)     Wholly owned properties.

(o)      Opened in year noted.

(p)      Purchased in year noted.

(r)       Purchased in 2002 and re-opened in year noted after redevelopment.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

PROPERTIES UNDER CONSTRUCTION

March 31, 2005

(Unaudited, GLA and dollars in millions)

The following information is subject to adjustment as a result of factors inherent in the development process, some of which may not be under our direct control.  Approximate GLA is projected at full build out and includes space that may be owned by certain anchor store tenants. Mills Funding to Date includes amounts which we have advanced to the project and expect to be repaid. GLA is stated in square feet.

	Anticipated Opening Date	Approx. GLA	Estimated Aggregate Project Cost		Required Equity from Mills		Mills Funding to Date	Anchor Store Tenant Commitments	Percentage Executed Leases
Pittsburgh Mills Pittsburgh, PA	Summer 2005	1.1	$218		$26		$25	10	88.7%
Meadowlands Xanadu East Rutherford, NJ	Fall 2007	2.2	890	*	78	*	67	12	—%

* The project currently has a base budget projected at $890 million.  The final budget will include revenue enhancing scope changes, final permit and public approval costs, schedule adjustments and costs related thereto.

CONSTRUCTION IN PROGRESS

March 31, 2005

(Unaudited, in millions)

The following summarizes construction in progress, including tenant improvements and projects under predevelopment, construction, development and redevelopment.  “Gross” is the total amount of construction in progress while “Proportionate Share” excludes venture partners’ interests based on capital contribution percentages.

	Gross	Proportionate Share
Wholly owned operating properties	$356.9	$356.9
Joint venture operating properties*	211.2	93.8
Joint venture development properties*	474.1	142.4
	$1,042.2	$593.1

* Includes both consolidated and unconsolidated joint ventures.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

REDEVELOPMENT AND EXPANSION ACTIVITY

March 31, 2005

(Unaudited, dollars in millions)

The following table discloses our estimated net costs associated with the expansion, redevelopment and development activity at each of the properties listed.  We cannot assure you that these estimated costs will be the actual costs incurred to expand, redevelop and develop each of these properties.  There are significant risks associated with these activities.  While we have policies in place designed to limit the risks associated with development and construction activity, these policies do not mitigate all risks including, but not limited to: increase in material and labor costs; shortage of construction materials and supplies; failure to obtain zoning, occupancy or other governmental approvals or permits; or construction delays.

Property/Location	Description	Estimated Net Costs	Mills Capital Contribution	Anticipated Opening

Broward Mall Plantation, FL	Cinema, lifestyle retail, restaurants and deck parking	$81.0	100%	2007

Colonnade Fort Lauderdale, FL	Designer outlet center and restaurants adjacent to Sawgrass Mills	38.1	100%	2005

Del Amo - Phase I Los Angeles, CA	Lifestyle wing, cinema and food court on the site of the former Montgomery Ward wing	170.0	50%	2006

Del Amo - Phase II Los Angeles, CA	Extend fashion court and add fashion department store	97.8	50%	2008

The Esplanade New Orleans, LA	Cinema and restaurant additions	12.0	100%	2007

The Falls Miami, FL	Gourmet market, signature restaurant, large format book store and cinema expansion	21.0	50%	2006/2007

Great Mall of the Bay Area Silicon Valley, CA	Anchor expansions and mall renovation	24.0	49%	2005

Hilltop Mall W. Contra Costa County, CA	Anchor addition	3.0	50%	2006

Madrid Xanadú Madrid, Spain	Power center adjacent to the existing center	26.4	100%	2007/2008

Meadowood Mall Reno, NV	Signature restaurants and lifestyle retail	19.6	50%	2006

Potomac Mills Washington, DC	Mall renovation and anchor addition	39.7	100%	2005/2006

The Shops at Riverside Square Hackensack, NJ	Relocate portion of anchor tenant to exterior attached pad; convert recaptured space to in-line retail; build expansion space and parking deck	115.0	100%	2006/2007

Southridge Mall Milwaukee, WI	Re-tenant vacant department store with big box retailers	15.0	100%	2005

St. Enoch Centre - Phase 1* Glasgow, Scotland	Phased renovation, redevelopment and expansion of existing shopping center	94.5	50%	2007/2008

Stoneridge Mall Pleasanton, CA	New department store, cinema, lifestyle retail, restaurants and deck parking	101.0	50%	2008

* St. Enoch Centre - Phase 2 will include a larger expansion of the center.

We are currently evaluating various plans to redevelop or expand the following properties:

Southdale Center, Minneapolis, MN; Galleria at White Plains, White Plains, NY; Dover Mall, Wilmington, DE and Northpark Mall, Jackson MS.

Since we are still evaluating numerous plans, we are not able to provide an estimate of the costs associated with redeveloping or expanding these properties.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

POTENTIAL NEW DEVELOPMENT

March 31, 2005

(Unaudited, dollars in millions)

The following table discloses our estimated net costs associated with the expansion, redevelopment and development activity at each of the properties listed.  We cannot assure you that these estimated costs will be the actual costs incurred to expand, redevelop and develop each of these properties.  There are significant risks associated with these activities.  While we have policies in place designed to limit the risks associated with development and construction activity, these policies do not mitigate all risks including, but not limited to: increase in material and labor costs; shortage of construction materials and supplies; failure to obtain zoning, occupancy or other governmental approvals or permits; or construction delays.

Property/Location	Estimated Net Costs	Mills’ Capital Contribution	Anticipated Opening

108 N. State Street - Chicago, IL	$179	100%	2007

Mercati Generali - Rome, Italy	370	75%	2008

Potomac Towne Center - Washington, DC	131	50%	2008

The Piers - San Francisco, CA	164	100%	2008

We are also currently evaluating development opportunities in the following locations:

Barcelona, Spain; Montreal, Canada; Minneapolis, MN; Ravenscraig, (Suburban Glasgow) Scotland; San Diego, CA; Segrate, (Suburban Milan) Italy; Tampa, FL; Tewksbury, MA; Vallejo, CA; Valencia, Spain and Yonkers, NY.

Since we are still evaluating numerous plans, we are not able to provide an estimate of the costs associated with developing these properties.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

SUPPLEMENTAL FINANCIAL DATA

(Unaudited, in millions, except per share and unit data)

	Three Months Ended March 31,
	2005	2004
		(Restated)
Revenues:
Minimum rent	$110.6	$58.6
Percentage rent	0.5	0.5
Recoveries from tenants	51.9	29.9
Other property revenue	8.9	5.2
Management fees	3.2	4.0
Other fee income	1.8	0.6
Total operating revenues	176.9	98.8
Expenses:
Recoverable from tenants	51.1	27.3
Other operating expenses	6.1	3.7
General and administrative	11.1	7.4
Cost of fee income	5.2	2.1
Depreciation and amortization	52.1	24.7
Total operating expenses	125.6	65.2
Operating income	51.3	33.6

Other income (expense):
Interest expense, net	(45.2)	(21.4)
Equity in earnings of unconsolidated joint ventures	1.9	5.7
Minority interest in consolidated joint ventures:
Minority interest in earnings	(8.6)	—
Attribution to Mills of the elimination of interest and fees	6.6	—
Foreign currency exchange losses, net	(11.1)	(5.0)
Other, net	15.2	3.1
Income before gain on sales of joint venture interests and minority interest in Mills LP	10.1	16.0
Gain on sales of joint venture interests	—	35.9
Income from continuing operations	10.1	51.9
Cumulative effect of FIN 46 adoption	—	51.4
Mills LP net income	10.1	103.3
Minority interest in Mills LP:
Continuing operations, including Series D preferred unit distributions	0.5	(7.7)
Cumulative effect of FIN 46 adoption	—	(9.3)
TMC net income	10.6	86.3
Preferred stock dividends	(14.7)	(9.0)
(Loss) income available to TMC common stockholders	(4.1)	77.3
Minority interest reflected as common equity in Mills LP	(0.7)	16.8
(Loss) income available to Mills LP common unit holders	$(4.8)	$94.1

(Loss) Earnings per Common Share and Unit - Diluted:
Continuing operations	$(0.07)	$0.66
Cumulative effect of FIN 46 adoption	—	0.79
(Loss) earnings per common share and unit	$(0.07)	$1.45

Weighted Average Number of Common Shares and Units Outstanding (in thousands) - Diluted:
Weighted average common shares	55,323	51,356
Weighted average common units	64,290	64,664

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

SUPPLEMENTAL FINANCIAL DATA (Continued)

(Unaudited, in millions, except per share and unit data)

	Three Months Ended March 31,
	2005	2004
		(Restated)
Mills LP Funds From Operations (“FFO”):
Mills LP income from continuing operations	$10.1	$51.9
Add (deduct):
Depreciation and amortization	54.0	25.7
Equity in depreciation and amortization of unconsolidated joint ventures	12.9	19.5
Partners’ share of depreciation and amortization from consolidated joint ventures	(12.7)	—
Gain on sales of joint venture interests	—	(35.9)
Foreign currency exchange losses	11.1	5.0

FFO	75.4	66.2
Less preferred unit distributions	(14.9)	(9.2)

FFO available to Mills LP common unit holders	$60.5	$57.0

Mills LP FFO per Common Unit (Diluted):
Mills LP income from continuing operations	$0.15	$0.80
Add (deduct):
Depreciation and amortization	0.82	0.40
Equity in depreciation and amortization of unconsolidated joint ventures	0.20	0.30
Partners’ share of depreciation and amortization from consolidated joint ventures	(0.19)	—
Gain on sales of joint venture interests	—	(0.56)
Foreign currency exchange losses	0.17	0.08
Preferred unit distributions	(0.23)	(0.14)

Mills LP FFO per common unit	$0.92	$0.88

Weighted Average Number of Common Shares and Units Outstanding for FFO per Common Share and Unit Calculation (in thousands) - Diluted:
Weighted average common shares	56,482	51,356
Weighted average common units	65,449	64,664

Selected Balance Sheet Data at March 31, 2005	Consolidated	Unconsolidated Joint Ventures	Combined Total	Proportionate Share*

Net income producing property	$4,209.3	$2,905.1	$7,114.4	$4,782.9
Cash and cash equivalents	83.4	56.7	140.1	84.4
Restricted cash	109.3	9.5	118.8	65.2
Accounts receivable, net	218.0	79.8	297.8	216.2
Notes receivable	58.2	7.1	65.3	41.7
Accounts payable and other liabilities	307.0	129.7	436.7	329.6

* Mills’ proportionate share of the combined total balances.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

CONSOLIDATED JOINT VENTURES

COMBINED NET INCOME AND FUNDS FROM OPERATIONS

(Unaudited, in millions)

Three Months Ended March 31, 2005

Revenues:
Minimum rent	$51.0
Percentage rent	0.1
Recoveries from tenants	21.8
Other property revenue	5.0
Total operating revenues	77.9

Expenses:
Recoverable from tenants	21.6
Other operating expenses	4.8
Depreciation and amortization	24.5
Total operating expenses	50.9
Operating income	27.0

Other income (expense):
Interest expense	(21.7)
Other, net	13.3

Combined net income	$18.6

Mills’ share of net income	$11.7

Combined funds from operations	$43.1

Mills’ share of funds from operations	$23.5

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

UNCONSOLIDATED JOINT VENTURES

COMBINED NET INCOME AND FUNDS FROM OPERATIONS

(Unaudited, in millions)

	Three Months Ended March 31,
	2005	2004
		(Restated)
Revenues:
Minimum rent	$62.9	$69.3
Percentage rent	1.2	0.2
Recoveries from tenants	30.4	31.8
Other property revenue	7.6	11.1
Total operating revenues	102.1	112.4

Expenses:
Recoverable from tenants	27.7	30.4
Other operating expenses	6.9	8.4
Depreciation and amortization	25.5	34.3
Total operating expenses	60.1	73.1
Operating income	42.0	39.3

Other income (expense):
Interest expense	(31.1)	(33.3)
Foreign currency gains, net	—	0.2
Other, net	0.5	4.8

Combined net income	$11.4	$11.0

Mills’ equity in net income*	$5.4	$8.3

Combined funds from operations	$36.9	$45.1

Mills’ share of funds from operations	$18.0	$27.9

* Excludes $3.6 million and $2.6 million of amortization expense related to Mills’ investment balances in excess of the book value of the joint ventures for the three months ended March 31, 2005 and 2004.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

COMBINED PORTFOLIO NET OPERATING INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004

(Unaudited, dollars in millions)

The following information details certain line items contained in the Supplemental Financial Data on a combined portfolio basis and does not segregate wholly owned, consolidated or unconsolidated joint venture owned properties. Such information is not intended to present operating income on a GAAP basis (see Attachment 1).  Comparable includes Comparable Properties, Community Centers and Mainstreet operations.  Noncomparable include development projects that are open but not yet stabilized, recently acquired properties, properties undergoing redevelopment, Net Lease Properties and various residual properties.

	Comparable	Noncomparable	Total
2005:
Minimum rent	$107.4	$67.2	$174.6
Other property revenue	59.8	40.7	100.5
Property revenues	167.2	107.9	275.1
Property operating costs	52.1	35.8	87.9

Combined Net Operating Income	$115.1	$72.1	$187.2

Mills’ proportionate share	$87.8	$38.4	$126.2

Management and other fees excluded	$6.1	$4.0	$10.1

Percent leased*	94.8%	86.5%	92.0%

2004 (Restated):
Minimum rent	$101.6	$26.3	$127.9
Other property revenue	62.7	16.0	78.7
Property revenues	164.3	42.3	206.6
Property operating costs	53.0	12.4	65.4

Combined Net Operating Income	$111.3	$29.9	$141.2

Mills’ proportionate share	$84.0	$24.3	$108.3

Management and other fees excluded	$6.0	$1.4	$7.4

Percent leased*	93.3%	86.6%	91.9%

* Includes space leased for which rent is being earned, excluding leases with an original term of less than one year.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

LEASE EXPIRATION SCHEDULE
Wholly Owned Properties

(Unaudited)

The following includes only our wholly owned properties and summarizes leases that will expire assuming none of the tenants exercise renewal options. Annualized minimum rent is based on the monthly contractual minimum rent in effect on March 31, 2005.  Tenants occupying over 20,000 square feet are classified as anchors while ground leases of 1.0 million square feet and tenant owned GLA of 6.1 million square feet are excluded.  Square feet and annualized minimum rent are stated in thousands.

		Leased Area		Minimum Rent
Lease Expiration Year	# Expiring	Square Feet	%	Annualized	%	Average per Square Foot
Anchor Tenants
2005	9	271	5%	$3,365	7%	$12.42
2006	8	408	8%	3,385	7%	8.29
2007	8	247	5%	2,507	5%	10.15
2008	10	878	17%	6,756	14%	7.69
2009	15	878	17%	8,385	17%	9.55
2010	9	476	9%	3,161	6%	6.64
2011	8	293	6%	3,029	6%	10.34
2012	5	251	5%	1,810	4%	7.21
2013	5	137	3%	2,509	5%	18.31
2014	7	375	8%	2,987	7%	7.97
2015	1	143	3%	700	1%	4.90
After 2015	16	722	14%	10,804	21%	14.96
	101	5,079	100%	$49,398	100%	$9.73
In-line Tenants
2005	278	840	15%	$22,073	13%	$26.28
2006	247	746	14%	20,117	13%	26.97
2007	186	500	9%	14,506	9%	29.01
2008	175	465	9%	15,202	9%	32.69
2009	182	591	11%	15,349	9%	25.97
2010	126	345	6%	11,159	7%	32.34
2011	141	395	7%	13,037	8%	33.01
2012	116	306	6%	10,131	6%	33.11
2013	215	616	11%	22,310	14%	36.22
2014	112	320	6%	9,918	6%	30.99
2015	50	189	3%	5,630	3%	29.79
After 2015	36	171	3%	5,139	3%	30.05
	1,864	5,484	100%	$164,571	100%	$30.01
Total Expirations
2005	287	1,111	11%	$25,438	12%	$22.90
2006	255	1,154	11%	23,502	11%	20.37
2007	194	747	7%	17,013	8%	22.78
2008	185	1,343	13%	21,958	10%	16.35
2009	197	1,469	14%	23,734	11%	16.16
2010	135	821	8%	14,320	7%	17.44
2011	149	688	7%	16,066	8%	23.35
2012	121	557	5%	11,941	6%	21.44
2013	220	753	7%	24,819	12%	32.96
2014	119	695	7%	12,905	6%	18.57
2015	51	332	2%	6,330	2%	19.07
After 2015	52	893	8%	15,943	7%	17.85
	1,965	10,563	100%	$213,969	100%	$20.26

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

LEASE EXPIRATION SCHEDULE

Joint Venture Properties

(Unaudited)

The following includes all our joint venture properties and summarizes leases that will expire assuming none of the tenants exercise renewal options. Annualized minimum rent is based on the monthly contractual minimum rent in effect on March 31, 2005.  Tenants occupying over 20,000 square feet are classified as anchors while ground leases of 0.9 million square feet and tenant owned GLA of 8.3 million square feet are excluded.  Square feet and annualized minimum rent are stated in thousands.

		Leased Area		Minimum Rent
Lease Expiration Year	# Expiring	Square Feet	%	Annualized	%	Average per Square Foot
Anchor Tenants
2005	6	130	2%	$1,890	2%	$14.54
2006	8	185	2%	2,668	3%	14.42
2007	15	387	5%	5,795	6%	14.97
2008	9	236	3%	3,150	3%	13.35
2009	25	868	10%	10,739	10%	12.37
2010	30	1,069	13%	13,467	13%	12.60
2011	12	469	6%	5,444	5%	11.61
2012	22	1,064	13%	10,926	11%	10.27
2013	18	706	8%	8,111	8%	11.49
2014	14	662	8%	7,146	7%	10.79
2015	7	323	3%	3,463	3%	10.72
After 2015	36	2,253	27%	29,568	29%	13.12
	202	8,352	100%	$102,367	100%	$12.26
In-line Tenants
2005	393	1,227	13%	$30,967	10%	$25.24
2006	408	1,112	11%	34,227	11%	30.78
2007	475	1,212	12%	41,102	13%	33.91
2008	361	938	10%	31,185	10%	33.25
2009	393	1,111	11%	36,192	11%	32.58
2010	310	921	9%	30,718	10%	33.35
2011	220	777	8%	26,526	8%	34.14
2012	177	564	7%	19,966	6%	35.40
2013	208	709	7%	26,769	8%	37.76
2014	249	759	8%	27,163	9%	35.79
2015	63	227	2%	8,060	2%	35.51
After 2015	42	189	2%	8,248	2%	43.64
	3,299	9,746	100%	$321,123	100%	$32.95
Total Expirations
2005	399	1,357	7%	$32,857	8%	$24.21
2006	416	1,297	7%	36,895	9%	28.45
2007	490	1,599	9%	46,897	11%	29.33
2008	370	1,174	6%	34,335	8%	29.25
2009	418	1,979	12%	46,931	11%	23.71
2010	340	1,990	11%	44,185	10%	22.20
2011	232	1,246	7%	31,970	8%	25.66
2012	199	1,628	9%	30,892	7%	18.98
2013	226	1,415	8%	34,880	8%	24.65
2014	263	1,421	8%	34,309	8%	24.14
2015	70	550	3%	11,523	3%	20.95
After 2015	78	2,442	13%	37,816	9%	15.49
	3,501	18,098	100%	$423,490	100%	$23.40

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

RENTAL RATES

(Unaudited, square feet and dollars in thousands, except per square foot data)

The following compares average base rent per square foot for store openings and closings at the Company’s operating properties, excluding its Community Centers, for the three months ended March 31, 2005 and for the years ended December 31, 2004 and 2003. Anchor store data includes only comparable stores.  Re-leasing spreads are the difference between average base rent per square foot of space opened and that of space closed.  2005 data and previously issued data for prior periods for in-line stores includes leases greater than one year for in-line stores and associated space.  Interim results are not necessarily indicative of annual results.  Community Centers and properties in the initial lease-up phase or undergoing redevelopment are excluded as noncomparable.  Recently acquired properties for which comparable data is not yet available are also excluded. Excluded properties are:

•                  2005 – Colorado Mills, St. Louis Mills, Del Amo Fashion Center, Great Mall of the Bay Area, Gwinnett Plaza, Cincinnati Mills, St. Enoch Centre, Vaughan Mills, Columbus City Center, Southdale Center and Southridge Mall.

•                  2004 – Colorado Mills, St. Louis Mills, Del Amo Fashion Center, Great Mall of the Bay Area, Discover Mills and Madrid Xanadú.

•                  2003 – Colorado Mills, St. Louis Mills, Del Amo Fashion Center, Great Mall of the Bay Area, Discover Mills and Madrid Xanadú.

	Openings		Closings
	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Re-leasing Spread
In-line Stores:
2005 (year to date)	$34.13	280	$29.76	566	$4.37	14.7%
2004	36.30	992	30.47	965	5.83	19.1%
2003	29.82	823	27.50	878	2.32	8.4%
Comparable Anchor Stores:
2005 (year to date)	$10.60	26	$5.43	26	$5.17	95.2%
2004	13.38	282	10.25	282	3.13	30.6%
2003	17.80	76	11.19	76	6.61	59.1%

The following compares total annualized base rent for all anchor store openings and closings.

	Openings			Closings		Increase (decrease)
	Annualized Base Rent	Total Sq. Ft.		Annualized Base Rent	Total Sq. Ft.	Annualized Base Rent	Total Sq. Ft.

Total Anchor Stores (1):
2005 (year to date)	$277	26		$2,170	122	$(1,893)	(96)
2004	9,113	756		4,713	330	4,400	426
2003	4,205	409	(2)	4,066	512	139	(103)

(1)  Excludes anchor spaces that were reconfigured into in-line specialty space.

(2)  Includes ground leases of 41,000 square feet.

AVERAGE RENTS

(Unaudited, dollars in millions except per square foot data)

The following presents annualized rent data for our operating properties, excluding Community Centers. Annualized amounts are based on leases in place as of March 31, 2005 for year to date 2005 and as of December 31 for 2004 and 2003, respectively.  Ground leases and tenant owned GLA are excluded from the average rent per square foot calculation.

	Minimum Rent Plus Percentage Rent
	Total		Anchor Stores		In-line Stores
	Total	Per Sq. Ft.	Total	Per Sq. Ft.	Total	Per Sq. Ft.

2005 (year to date)	$672.1	$23.78	$154.6	$11.79	$517.5	$34.15
2004	625.9	22.78	152.5	11.64	473.4	32.91
2003	451.1	20.83	129.8	11.62	321.3	30.64

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

IN-LINE STORE SALES
(Unaudited)

Gross Sales per Square Foot is presented for the twelve month period ended March 31 and includes properties that have been operating and stabilized for at least 24 months. Community Centers, development projects that are open but not yet stabilized or properties undergoing redevelopment are excluded as noncomparable.  Recently acquired properties for which comparable data is not yet available are also excluded. The analysis includes only U.S. properties.

	Current Year	Prior Year	Change
Gross Sales per Square Foot:
2005	$371	$337	10.1%
2004	$343	$331	3.6%
2003	$331	$325	1.8%

Comparable Same Space Sales is presented for the three month period ended March 31st and includes tenants at Comparable Properties located in the U.S. that have been in occupancy for at least 15 months.  Community Centers, development projects that are open but not yet stabilized or properties undergoing redevelopment are excluded as noncomparable.  Recently acquired properties for which comparable data is not yet available are also excluded.

	Current Year	Prior Year	Change
Comparable Same Space Sales (dollars in millions):
2005	$540	$516	4.5%
2004	$379	$354	7.1%
2003	$335	$347	(3.5)%

Comparable Same Center Sales per Square Foot is presented for the twelve month period ended March 31 and includes Comparable Properties located in the U.S.  Community Centers, development projects that are open but not yet stabilized or properties undergoing redevelopment are excluded as noncomparable.  Recently acquired properties for which comparable data is not yet available are also excluded.

	Current Year	Prior Year	Change
Comparable Same Center Sales per Square Foot:
2005	$359	$337	6.5%
2004	$346	$331	4.5%
2003	$324	$325	—%

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OUTSTANDING DEBT

MARCH 31, 2005

(Unaudited, dollars in million)

			Interest
	Outstanding Balance		Type	Annual Rate	Annual Amount	Maturity Date	Mills Guaranty
Wholly owned property debt:
Broward Mall (1)	$60.4		Fixed	5.34%	$3.2	3/18/09	—
Cincinnati Mills (2)	122.0	(a)	Variable	L + 185bp	6.3	2/4/07	75%
Concord Mills Marketplace	14.3	(b)	Fixed	5.76%	0.8	2/1/14	—
Cross Collateralized (3)	320.0	(a)	Variable	L + 210bp	15.9	2/10/08	—
Franklin Mills/Liberty Plaza	130.2	(b)	Fixed	7.67%	10.0	5/5/07	—
Madrid Xanadú (4)	226.6	(a)	Variable	E + 125bp	7.8	5/9/06	1%
Potomac Mills/Gurnee Mills	342.0	(b)	Fixed	7.46%	25.5	3/10/11	—
The Shops at Riverside Square (5)	64.8		Fixed	5.77%	3.8	1/11/13	—
Sawgrass Mills/The Oasis
Mortgage	289.4	(b)	Fixed	7.18%	20.8	7/7/06	—
Mezzanine (6)	40.0	(a)	Variable	L + 350bp	2.5	7/7/06	11%
Southdale Center	186.6	(a)	Fixed	5.18%	9.7	4/1/10	—
Southridge Mall	124.0	(a)	Fixed	5.23%	6.5	4/1/12	—
Westland Mall (7)	58.8		Fixed	4.95%	2.9	2/1/11	—
Net Leased Properties	26.5	(a)	Fixed	7.96%	2.1	10/10/10	—
Net Leased Properties	20.9	(a)	Fixed	9.35%	2.0	1/10/23	—
	2,026.5				119.8
Consolidated joint venture property debt:
Arundel Mills (8)	187.0	(a)	Fixed	4.61%	8.6	6/9/10	—
Arundel Marketplace	12.2	(b)	Fixed	5.92%	0.7	1/1/14	—
The Block at Orange (9)	135.0	(a)	Fixed	6.61%	8.9	1/1/09	—
Colorado Mills (10)	170.0	(a)	Variable	L + 178bp	7.9	11/12/09	—
Concord Mills	176.3	(b)	Fixed	6.13%	10.8	12/7/12	—
Discover Mills (11)
Mortgage	119.4	(a)	Variable	L + 175bp	6.0	4/7/07	100%
Mezzanine	42.6	(a)	Variable	L + 300bp	2.7	4/7/07	100%
Grapevine Mills	150.8	(b)	Fixed	6.47%	9.8	10/1/08	—
Grapevine Mills II	14.0	(b)	Fixed	8.39%	1.2	11/5/08	—
Great Mall of the Bay Area	175.0	(a)	Fixed	4.8%	8.4	9/1/08	—
Katy Mills (12)	148.0	(a)	Fixed	6.69%	9.9	1/9/13	10%
Opry Mills (13)	175.0	(a)	Fixed	3.68%	6.4	10/10/07	—
Pittsburgh Mills (14)	51.4	(a)	Variable	L + 165bp	2.3	2/27/08	100%
St. Louis Mills (15)	137.2	(a)	Variable	L + 195bp	6.7	5/13/06	100%
	1,693.9				90.3
Other:
Line of credit (16)	440.0	(a)	Variable	L + 118bp	17.8	12/15/07	100%
Term loan (17)	200.0	(a)	Variable	L + 118bp	8.1	12/15/07	100%
Mainstreet and other	7.4		Fixed	Various	0.6	Various	100%
	647.4				26.5
	$4,367.8				$236.6

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OUTSTANDING DEBT (Continued)

MARCH 31, 2005

(Unaudited, dollars in millions)

Remaining principal payments:	Wholly Owned	Joint Ventures	Corporate and Other	Consolidated
2005	$10.9	$3.3	$1.5	$15.7
2006	563.1	141.9	1.4	706.4
2007	255.9	342.0	641.3	1,239.2
2008	328.7	426.5	1.4	756.6
2009	60.2	310.6	1.4	372.2
Thereafter	807.7	469.6	0.4	1,277.7
	$2,026.5	$1,693.9	$647.4	$4,367.8

L = one month LIBOR (London Interbank Offered Rate), which was 2.87% at March 31, 2005.

E = three month EURIBOR (Euro Interbank Offered Rate), which was 2.15% at March 31, 2005.

P = daily prime, which was 5.75% at March 31, 2005.

bp = basis points.

DSC = debt service coverage.

(a)           Interest-only through maturity.

(b)           Amortizing on a 30-year schedule with a balloon payment due at maturity.

(1)           The mortgage was assumed upon acquisition of the property and adjusted to fair market value upon acquisition, resulting in an effective interest rate of 5.34%.  Principal payments are due in March with $2.0 million due annually through 2008 and a balloon payment due at maturity.

(2)           This is a construction loan with a total $122.0 million commitment. An interest rate swap fixes the interest rate at 5.88% on a notional amount of $57.0 million through October 2006. The basis point spread may be reduced to 170 when the project meets specific completion, occupancy and leasing milestones and attains a DSC ratio of 1.2 and to 150 when additional milestones are met and a DSC ratio of 1.35 is attained.  The stated maturity is February 2007, but the agreement provides for two one-year extensions.  When certain occupancy and leasing requirements are met and DSC ratios of 1.1, 1.3 and 1.5 are achieved, Mills’ guaranty is reduced to 50%, 30% and 10%, respectively.

(3)           The mortgage is cross collateralized by Dover Mall, The Esplanade, Galleria at White Plains and Northpark Mall.  The loan agreement contains a LIBOR floor of 1.75% on a notional amount of $75.0 million.  The stated maturity is February 2006 but Mills intends to exercise its two one-year extension options.

(4)           The construction loan is denominated in Euros and has a total commitment of $249.3 million (€193.0 million) comprised of a $213.1 million construction loan and a $36.2 million loan for VAT (€165.0 million construction loan and €28.0 million for VAT).  The loan is scheduled to mature in May 2006 but the agreement provides for two one-year extensions.  Exercise of an extension option is subject to satisfying a variety of conditions including partial repayment, DSC ratio and loan-to-value levels.

(5)           The mortgage is interest only through January 2005 and will amortize on a 30-year schedule thereafter with a balloon payment due at maturity.

(6)           In March 2005, the mezzanine loan was refinanced with an initial advance of $40.0 million that paid off the existing mezzanine loan. The new loan has a total commitment of $73.8 million. The interest rate on the initial advance of $40.0 million is LIBOR plus 3.50%, while any additional proceeds bear interest at LIBOR plus 2.00%.

(7)           The mortgage is interest only through February 2007 and will amortize on a 30-year schedule thereafter with a balloon payment due at maturity.

(8)           Provided certain conditions are met, an additional $40.0 million in mezzanine debt may be borrowed.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OUTSTANDING DEBT (Continued)

MARCH 31, 2005

(Unaudited, dollars in million)

(9)           The stated maturity is January 2006, but Mills intends to exercise its three one-year extension options.  Through April 2006, two interest rate swaps fix the rate at 6.67% and 5.69% on varying notional amounts, which total the outstanding balance of the mortgage.  An interest rate swap fixes the interest rate at 5.69% on a notional amount of $135.0 million from May 2006 through the extended maturity.

(10)         The stated maturity is November 2007 but Mills intends to exercise its two one-year extension options.

(11)         The loans have a stated maturity date of April 2007 with a one-year extension option.  On a notional amount of $110.5 million of the mortgage loan, interest rate swaps fix the interest rate at 5.04% through March 2006 and 6.28% from April 2006 through maturity.  On a notional amount of $39.5 million of the mezzanine loan, interest rate swaps fix the interest rate at 6.29% through March 2006 and 7.53% from April 2006 through maturity.  The loans are fully guaranteed by Mills.  The guaranty on the mortgage loan may be reduced to 50% and 25%, respectively, when a DSC ratio of 1.45 and 1.75 is attained and the project meets certain leasing and occupancy requirements.

(12)         The mortgage is interest only through January 2008 and will amortize on a 25-year schedule thereafter with a balloon payment due at maturity.

(13)         The stated maturity is October 2005 but Mills intends to exercise the two one-year extension options. An interest rate swap fixes the interest rate at 3.68% on a notional amount of $175.0 million through the extended maturity. Provided certain terms and conditions are met, an additional $25.0 million may be borrowed.

(14)         The stated maturity is February 2008, but the agreement provides for two one-year extension options.   The basis point spread can be reduced to 150 when the project meets specific completion, occupancy and leasing milestones and attains a DSC ratio of 1.25.  The basis point spread may be reduced to 135 when additional milestones are met along with achieving a DSC ratio of 1.45.  When certain completion, occupancy and leasing requirements are met and DSC ratios of 1.0, 1.25, 1.4 and 1.5 achieved, Mills’ guaranty is reduced to 50%, 30%, 20% and 10%, respectively.

(15)         The stated maturity is May 2006, but the agreement provides for two one-year extension options.  Interest rate swaps fix the interest rate at 4.36% on a notional amount of $55.0 million and 4.15% on a notional amount of $55.0 million through October 2005 and from November 2005 through April 2006 on a notional amount of $110.0 million at 5.80%.  The basis point spread can be reduced to 175 when the project meets specific completion, occupancy and leasing milestones and attains a DSC ratio of 1.2.  The basis point spread may be reduced to 155 when additional milestones are met along with achieving a DSC ratio of 1.35.  When certain completion, occupancy and leasing requirements are met and DSC ratios of 1.1, 1.3 and 1.5 achieved, Mills’ guaranty is reduced to 50%, 30% and 10%, respectively.

(16)         The total revolving credit commitment is $1.0 billion under the new agreement. Funds availability is subject to certain performance measures and restrictive covenants.  Subject to certain leverage tests, the line bears interest at a variable rate ranging from 95 to 145 basis points over the applicable rate: LIBOR for U.S. dollar denominated borrowings and EURIBOR for euro denominated borrowings.  Also subject to certain leverage tests, the agreement provides for a facility fee rate ranging from 20 to 25 basis points charged on outstanding borrowings.  At March 31, 2005, the available balance was $543.5 million (net of letters of credit totaling $16.5 million), and the interest rate spread was 118 basis points.  The line is scheduled to expire in December 2007 but contains a one-year extension option.

(17)         Subject to certain leverage tests, the loan bears interest at a variable rate ranging from 95 to 145 basis points over LIBOR.  The loan is scheduled to mature in December 2007, but contains a one-year extension option.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OUTSTANDING DEBT OF UNCONSOLIDATED JOINT VENTURES

MARCH 31, 2005

(Unaudited, dollars in millions)

			Interest
	Balance		Rate Type	Annual Rate	Annual Amount	Maturity Date	Company Guaranty
Permanent Loans:
Arizona Mills	$140.5	(b)	Fixed	7.90%	$11.1	10/5/10	—
Briarwood Mall (1)	196.6		Fixed	4.48%	8.9	11/1/09	—
Gwinnett/Cobb (2)	226.6	(b)	Fixed	7.36%	16.7	4/1/07	—
Del Amo Fashion Center (3)	316.0	(a)	Variable	L + 195bp	15.2	1/10/08	8%
The Falls	148.2	(a)	Fixed	4.34%	6.4	11/1/09	—
Hilltop Mall (4)	46.2	(a)	Variable	L + 65bp	1.6	10/8/05	—
Lakeforest Mall (4)	99.0	(a)	Variable	L + 65bp	3.5	10/8/05	—
Marley Station (4)	75.0	(a)	Variable	L + 65bp	2.6	10/8/05	—
Meadowood Mall (5)	182.0	(a)	Variable	L + 87bp	7.2	11/1/09	—
Ontario Mills	134.5	(b)	Fixed	6.75%	9.1	12/1/08	—
Ontario Mills II	10.1	(b)	Fixed	8.01%	0.8	1/5/09	—
St. Enoch (6)	357.0	(a)	Fixed	5.53%	19.7	4/23/12	—
Stoneridge Mall (7)	293.8	(a)	Variable	L + 95bp	12.7	11/1/09	—
Tuttle Crossing (8)	120.0		Fixed	5.05%	6.1	11/5/13	—
	2,345.5				121.6

Construction Loans:
Vaughan Mills (9)	155.7	(a)	Variable	C+225bp	7.5	3/4/06	50%

Other:
FoodBrand capital leases (10)	15.9		Fixed	4.5% - 12.2%	1.0	Various	60%
FoodBrand line of credit (11)	6.2	(a)	Variable	P – 50bp	0.3	8/31/06	60%
	22.1				1.3
Totals	$2,523.3				$130.4

Remaining principal payments:
2005	$239.7
2006	168.8
2007	230.0
2008	450.9
2009	828.7
Thereafter	605.2
	$2,523.3

L = one month LIBOR (London Interbank Offered Rate), which was 2.87% at March 31, 2005.

E = three month EURIBOR (Euro Interbank Offered Rate), which was 2.15% at March 31, 2005.

C = one month CDOR (Canadian Dollar Offered Rate), which was 2.57% at March 31, 2005.

P = daily prime, which was 5.75% at March 31, 2005.

bp = basis points.

DSC = debt service coverage.

(a)           Interest-only through maturity.

(b)           Amortizing on a 30-year schedule with a balloon payment due at maturity.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OUTSTANDING DEBT OF UNCONSOLIDATED JOINT VENTURES (Continued)

MARCH 31, 2005

(Unaudited, dollars in millions)

(1)           Of the total loan, $192.4 million is interest only through maturity.  The remainder amortizes on a 5-year schedule through July 2009.

(2)           The principal is evidenced by two fixed rate loans bearing interest at 7.54% and 7.25%.  The loans are cross collateralized.

(3)           The loan provides the ability to draw up to an additional $134.0 million in redevelopment financing and has a stated maturity of January 2008 with two one-year extension options.

(4)           The Hilltop Mall, Lakeforest Mall and Marley Station loans are cross collateralized.

(5)           An interest rate swap fixes the interest rate at 4.08% on a notional amount of $109.2 million through November 2007.

(6)           The loan is denominated in British pounds (£190.0 million at March 31, 2005).

(7)           An interest rate swap fixes the interest rate at 4.63% on a notional amount of $176.3 million through maturity.

(8)           The mortgage is interest only through November 2006 and will amortize on a 30-year schedule thereafter with a balloon payment due at maturity.

(9)           The construction loan is denominated in Canadian dollars and has a total commitment of $156.2 million (C$190.0 million). Its stated maturity is March 2006 with a one-year extension option.  The basis point spread can be reduced to 200 when the project meets specific completion, occupancy and leasing milestones and attains a DSC ratio of 1.25.  The basis point spread may be reduced to 175 when additional milestones are met along with achieving a DSC ratio of 1.40.  When certain completion, occupancy and leasing requirements are met and DSC ratios of 1.1, 1.3 and 1.5 achieved, Mills’ guaranty is reduced to 25%, 15% and 5%, respectively.

(10)         The maturities for the capital leases range from July 2005 through June 2009.

(11)         The total commitment on the line of credit is $7.5 million, which is available subject to certain performance measures and restrictive covenants.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

CAPITAL EXPENDITURES FOR OPERATING PROPERTIES
(Unaudited, in thousands, except per square foot data)

Capital expenditures for Comparable Properties, including our proportionate share of joint venture expenditures, are summarized below.  The recurring non-tenant category includes capital expenditures that are neither tenant related nor recoverable from tenants.  Recurring tenant and revenue enhancing categories are comprised of tenant specific capital expenditures including tenant improvements, tenant allowances and capitalized leasing costs.  Work in progress consists of construction in progress, which when complete, will be classified in either the recurring tenant or the revenue enhancing category.  Renovations and redevelopment consists of major projects underway at various operating properties, which may or may not be recoverable from tenants in the future.

Twelve Months Ended March 31, 2005

Recurring Non-Tenant Capital Expenditures
Costs	$97
Per Square Foot (1)	—

Recurring Tenant Improvement/Leasing Costs
Costs	$6,581
Per Square Foot Improved (2)	10.55
Per Square Foot (1)	0.22

Total Recurring Costs
Costs	$6,678
Per Square Foot (1)	0.22

Revenue Enhancing Improvements/Leasing Costs
Costs	$42,362
Per Square Foot Improved (3)	17.05
Per Square Foot (1)	1.39

Work in Process
Cumulative Improved Costs	$9,763

(1)           Based on total GLA of the properties.

(2)           Based on total GLA of all recurring store openings including spaces requiring no expenditures.

(3)           Based on total GLA of all non-recurring store openings.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

KEY FINANCIAL RATIOS
(Unaudited, dollars in millions, except per share and unit data)

	As of and for the Twelve Months Ended March 31,
	2005		2004
COVERAGE RATIOS:
Interest coverage ratio (EBITDA/interest expense)	3.6		3.4
Fixed charge ratio (EBITDA/interest expense, preferred unit distributions and loan principal amortization)	2.4		2.5

LEVERAGE RATIO:
Debt to market capitalization	53.2%		46.6%

PAYOUT RATIOS:
Distributions paid on common equity	$153.2		$139.8
Mills LP FFO available to common unit holders	$260.6		$237.0
Mills LP AFFO available to common unit holders	$254.3		$227.2
Mills LP FFO payout ratio	58.8%		59.0%
Mills LP AFFO payout ratio	60.2%		61.5%

DEBT INDICATORS:
Weighted average maturity	3.8	yrs	4.4	yrs
Weighted average interest rate	5.4%		5.4%
Fixed rate debt percentage	58.7%		59.0%
Fixed rate debt percentage, including swaps in place through December 31	61.1%		72.6%

MARKET CAPITALIZATION:
Common stock and units outstanding at the end of the period (in thousands)	64,658		64,111
Stock price at the end of the period	$52.90		$53.29
	3,420.4		3,416.5
Series B Cumulative Redeemable Preferred Stock	107.5		107.5
Series C Cumulative Redeemable Preferred Stock	87.5		87.5
Series D Cumulative Redeemable Preferred Units	10.0		10.0
Series E Cumulative Redeemable Preferred Stock	213.6		213.6
Series F Convertible Cumulative Redeemable Preferred Stock	316.3		—
Total equity market capitalization (a)	$4,155.3		$3,835.1

Wholly owned debt	$2,673.9		$2,000.2
Proportionate share of joint venture debt	2,050.5		1,345.3
Total debt at the end of the period (b)	$4,724.4		$3,345.5

Total market capitalization (a) + (b)	$8,879.7		$7,180.6

INTEREST EXPENSE:
Interest expense	$172.3		$87.1
Add (deduct):
Equity in interest expense from unconsolidated joint ventures	35.8		70.2
Partners’ share of interest expense from consolidated joint ventures	(48.4)		—
Loan cost amortization	(12.4)		(6.8)
Equity in loan cost amortization from unconsolidated joint ventures	(3.5)		(3.6)
Partners’ share of loan cost amortization from consolidated joint ventures	3.2		—
Total interest expense excluding loan cost amortization	$147.0		$146.9

Note: Ratios include our proportionate share of consolidated and unconsolidated joint ventures. Earnings measures are presented for Mills LP. See Attachment I for reconciliation of non-GAAP measures.

ATTACHMENT 1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

Our press release and this Supplemental Information package present certain non-GAAP financial measures, which we believe provide useful information to investors in analyzing our performance, financial condition and results of operations relative to other Real Estate Investment Trusts, or REITs.  These measures include:

•              Funds from Operations (“FFO”);

•              Adjusted Funds from Operations (“AFFO”);

•              Net Operating Income (“NOI”); and

•              Earnings before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).

Although these measures are different from one another, we believe income from continuing operations is the most comparable GAAP measure for FFO, AFFO and EBITDA; while operating income, a component of income from continuing operations, is the most comparable GAAP measure for NOI. Further discussion of these measures follows.

Funds from operations: FFO is a recognized metric in the real estate industry, in particular, REITs. Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of such assets diminishes predictably over time. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on Funds from Operations “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” As a result the concept of FFO was created by NAREIT. As defined by NAREIT, FFO is “net income (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis”.

For management analysis purposes, we adjust the NAREIT defined FFO to exclude the effects of foreign currency exchange rate fluctuations that are reflected in net income and arise primarily through the re-measurement process of translating foreign investment and advance accounts for inclusion in our U.S. dollar financial statements. Although we believe this adjustment presents FFO on a more comparable basis to FFO presented by other REITs, it is important to realize that our FFO computation may be significantly different from that used by other REITs and, accordingly, may, in fact not be comparable.

TMC conducts all of its operations through Mills LP.  In addition, if initiated by a holder of Mills LP units, the minority interest in Mills LP is exchangeable in specified circumstances for either, in TMC’s sole discretion, cash or shares of its common stock on a one-for-one basis.  Accordingly, we present FFO data for both TMC and Mills LP.  Management uses FFO to measure operating performance of our business and as one of several criteria to determine performance based bonuses.  We offer this measure to assist the users of our financial statements in analyzing our performance; however, this is not a measure of financial performance under GAAP and should not be considered a measure of liquidity, an alternative to net income or an indicator of any other performance measure determined in accordance with GAAP.  Investors and potential investors in our securities should not rely on this measure as a substitute for any GAAP measure, including net income or net income per share.

The following reconciles income from continuing operations, which is considered to be the most comparable GAAP measure, to FFO. We urge the users of our financial statements, including investors and potential investors in our securities, to carefully review the following reconciliations.

ATTACHMENT 1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

(Continued)

FUNDS FROM OPERATIONS

(Unaudited, in millions, except per share and unit data)

	Three Months Ended March 31,
	2005	2004
		(Restated)

TMC income from continuing operations	$10.6	$44.2
Add (deduct):
Depreciation and amortization	54.0	25.7
Equity in depreciation and amortization from unconsolidated joint ventures	12.9	19.5
Partners’ share of depreciation and amortization from consolidated joint ventures	(12.7)	—
Gain on sales of joint venture interests	—	(35.9)
Foreign currency exchange losses	11.1	5.0
Mills LP minority interest share of above adjustments	3.2	(2.1)

TMC FFO	79.1	56.4
Add minority interest reflected as common equity in Mills LP	(3.7)	9.8

Mills LP FFO	75.4	66.2
Less preferred unit distributions	(14.9)	(9.2)

FFO available to Mills LP common unit holders	$60.5	$57.0

Mills LP FFO per Common Unit (Diluted):
Mills LP income from continuing operations	$0.15	$0.80
Add (deduct):
Depreciation and amortization	0.82	0.40
Equity in depreciation and amortization from unconsolidated joint ventures	0.20	0.30
Partners’ share of depreciation and amortization from consolidated joint ventures	(0.19)	—
Gain on sales of joint venture interests	—	(0.56)
Foreign currency exchange losses	0.17	0.08
Preferred unit distributions	(0.23)	(0.14)

Mills LP FFO per common unit	$0.92	$0.88

Consolidated Joint Ventures:
Net income	$18.6
Add (deduct):
Depreciation and amortization	24.5

FFO	$43.1

Unconsolidated Joint Ventures:
Net income	$11.4	$11.0
Add (deduct):
Depreciation and amortization	25.5	34.3
Foreign currency exchange gains	—	(0.2)

FFO	$36.9	$45.1

ATTACHMENT 1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

(Continued)

FUNDS FROM OPERATIONS
(Unaudited, in millions)

	Three Months Ended				Twelve Months Ended
	6/30/04	9/30/04	12/31/04	3/31/05	3/31/05
	(Restated)	(Restated)
TMC income from continuing operations	$29.3	$62.4	$54.0	$10.6	$156.3
Add (deduct):
Depreciation and amortization	56.8	55.7	56.5	54.0	223.0
Equity in depreciation and amortization from unconsolidated joint ventures	2.2	3.3	8.4	12.9	26.8
Partners’ share of depreciation and amortization from consolidated joint ventures	(16.2)	(12.8)	(18.4)	(12.7)	(60.1)
Gain on sales of joint venture interests	(8.5)	(39.6)	—	—	(48.1)
Foreign currency exchange (gains) losses	2.4	(4.9)	(17.7)	11.1	(9.1)
Mills LP minority interest share of above adjustments	(4.7)	0.2	(4.3)	4.5	(4.3)
TMC FFO	61.3	64.3	78.5	80.4	284.5
Minority interest reflected as common equity in Mills LP	9.2	10.8	11.6	(5.0)	26.6
Mills LP FFO	70.5	75.1	90.1	75.4	311.1
Less preferred unit distributions	(9.3)	(11.6)	(14.7)	(14.9)	(50.5)
FFO available to Mills LP common unit holders	$61.2	$63.5	$75.4	$60.5	$260.6

	Three Months Ended				Twelve Months Ended
	6/30/03	9/30/03	12/31/03	03/31/04	3/31/04
	(Restated)	(Restated)	(Restated)	(Restated)
TMC income from continuing operations	$37.9	$22.9	$33.9	$44.2	$138.9
Add (deduct):
Depreciation and amortization	15.8	23.0	30.7	25.7	95.2
Equity in depreciation and amortization from unconsolidated joint ventures	12.5	18.4	21.0	19.5	71.4
Gain on sales of joint venture interests	—	—	(0.7)	(35.9)	(36.6)
Foreign currency exchange (gains) losses	(20.8)	(1.8)	(13.7)	5.0	(31.3)
Equity in foreign currency exchange gains from unconsolidated joint ventures	—	(0.2)	—	—	(0.2)
Mills LP minority interest share of above adjustments	(1.7)	0.5	(16.1)	(2.1)	(19.4)
TMC FFO	43.7	62.8	55.1	56.4	218.0
Minority interest reflected as common equity in Mills LP	13.2	(0.8)	30.1	9.8	52.3
Mills LP FFO	56.9	62.0	85.2	66.2	270.3
Less preferred unit distributions	(6.9)	(8.1)	(9.1)	(9.2)	(33.3)
FFO available to Mills LP common unit holders	$50.0	$53.9	$76.1	$57.0	$237.0

ATTACHMENT 1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

(Continued)

ADJUSTED FUNDS FROM OPERATIONS
(Unaudited, in millions)

Adjusted funds from operations:  AFFO is FFO reflecting the impact of recurring capital expenditures (fixed asset expenditures and leasing costs for operating real estate properties). We believe our AFFO is an important performance measure for an equity REIT as it offers an indication of a REIT’s ability to incur and service debt; to fund required distributions; and to provide for other cash needs. Most equity REITs provide AFFO information to the investment community and so it is also a useful measure in comparisons to other equity REITs.  However, our method of calculating AFFO may be different from methods used by other REITs and accordingly, may not be comparable to other REITs. Income from continuing operations is considered by management to be the most comparable GAAP measure relative to AFFO.  Reconciliations between the two measures follow.

	Three Months Ended				Twelve Months Ended
	6/30/04	9/30/04	12/31/04	3/31/05	3/31/05
	(Restated)	(Restated)
TMC income from continuing operations	$29.3	$62.4	$54.0	$10.6	$156.3
Add (deduct):
Depreciation and amortization	56.8	55.7	56.5	54.0	223.0
Equity in depreciation and amortization from unconsolidated joint ventures	2.2	3.3	8.4	12.9	26.8
Partners’ share of depreciation and amortization from consolidated joint ventures	(16.2)	(12.8)	(18.4)	(12.7)	(60.1)
Gain on sales of joint venture interests	(8.5)	(39.6)	—	—	(48.1)
Foreign currency exchange (gains) losses	2.4	(4.9)	(17.7)	11.1	(9.1)
Recurring capital expenditures	(2.8)	(1.0)	(0.7)	(1.8)	(6.3)
Mills LP minority interest share of above adjustments	(4.3)	(0.1)	(3.2)	4.4	(3.2)
TMC AFFO	58.9	63.0	78.9	78.5	279.3
Minority interest reflected as common equity in Mills LP	8.8	11.2	10.4	(4.9)	25.5
Mills LP AFFO	67.7	74.2	89.3	73.6	304.8
Less preferred unit distributions	(9.3)	(11.6)	(14.7)	(14.9)	(50.5)
AFFO available to Mills LP common unit holders	$58.4	$62.6	$74.6	$58.7	$254.3

	Three Months Ended				Twelve Months Ended
	6/30/03	9/30/03	12/31/03	03/31/04	3/31/04
	(Restated)	(Restated)	(Restated)	(Restated)
TMC income from continuing operations	$37.9	$22.9	$33.9	$44.2	$138.9
Add (deduct):
Depreciation and amortization	15.8	23.0	30.7	25.7	95.2
Equity in depreciation and amortization from unconsolidated joint ventures	12.5	18.4	21.0	19.5	71.4
Gain on sales of joint venture interests	—	—	(0.7)	(35.9)	(36.6)
Foreign currency exchange (gains) losses	(20.8)	(1.8)	(13.7)	5.0	(31.3)
Equity in foreign currency exchange gains from unconsolidated joint ventures	—	(0.2)	—	—	(0.2)
Recurring capital expenditures	(1.5)	(1.1)	(3.7)	(2.9)	(9.2)
Mills LP minority interest share of above adjustments	(1.3)	1.2	(9.5)	(1.6)	(11.2)
TMC AFFO	42.6	62.4	58.0	54.0	217.0
Minority interest reflected as common equity in Mills LP	12.6	(1.7)	23.3	9.3	43.5
Mills LP AFFO	55.2	60.7	81.3	63.3	260.5
Less preferred unit distributions	(6.9)	(8.1)	(9.1)	(9.2)	(33.3)
AFFO available to Mills LP common unit holders	$48.3	$52.6	$72.2	$54.1	$227.2

ATTACHMENT 1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

(Continued)

NET OPERATING INCOME
(Unaudited, in millions)

Net operating income:  NOI is defined as revenues from minimum rent, percentage rent, recoveries from tenants and other property revenue less recoverable expenses and other property expenses. Other property expenses include bad debt expenses but exclude interest expense, management fees and depreciation and amortization. NOI is used by management in assessing the operating results of its properties and the value of its real estate assets. We believe NOI allows a better understanding of the core operating performance of a REIT’s real estate portfolio before considering depreciation and amortization, financing costs and general and administrative expenses. NOI measures presented by us may not be comparable to other similarly titled measures of other companies. Operating income, a component of income from continuing operations, is considered by management to be the most comparable GAAP measure relative to NOI. Reconciliations between operating income and NOI follow.

	Consolidated	Unconsolidated Joint Ventures	Eliminations	Portfolio
Net Operating Income (“NOI”)

2005:
Minimum rent	$110.6	$62.9	$1.1	$174.6
Other revenue	61.3	39.2	—	100.5
Property revenue	171.9	102.1	1.1	275.1
Property operating costs	57.2	30.6	0.1	87.9
Net operating income	114.7	71.5	1.0	187.2
Depreciation	(52.1)	(25.5)	—	(77.6)
Cost of fees	(5.2)	—	—	(5.2)
General and administrative	(11.1)	—	—	(11.1)
Fee income	5.0	—	—	5.0
Retail elimination	(1.1)	—	—	(1.1)
Fee elimination	1.1	(4.0)	(1.0)	(3.9)
Operating income	$51.3	$42.0	$—	$93.3

2004 (Restated):
Minimum rent	$58.6	$69.3	$—	$127.9
Other revenue	35.6	43.1	—	78.7
Property revenue	94.2	112.4	—	206.6
Property operating costs	31.0	34.3	0.1	65.4
Net operating income	63.2	78.1	(0.1)	141.2
Depreciation	(24.7)	(34.3)	—	(59.0)
Cost of fees	(2.1)	—	—	(2.1)
General and administrative	(7.4)	—	—	(7.4)
Fee income	4.6	—	—	4.6
Retail elimination	—	—	—	—
Fee elimination	—	(4.5)	0.1	(4.4)
Operating income	$33.6	$39.3	$—	$72.9

ATTACHMENT 1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

(Continued)

EARNINGS BEFORE INTEREST, INCOME TAXES, DEPRECIATION AND AMORTIZATION
(Unaudited, in millions)

Earnings Before Interest, Income Taxes, Depreciation and Amortization:  EBITDA is defined as income from continuing operations plus interest expense, income taxes and depreciation and amortization. Our pro rata share of these expenses from our unconsolidated joint ventures is also excluded. Both loan cost amortization and loss on debt extinguishments are included in the definition of interest expense.  Management uses EBITDA as a performance measure and believes it offers a further tool in evaluating a REIT’s ability to incur and service debt, fund required distributions and provide for other cash needs. EBITDA is not intended to represent cash flow from operations as defined by GAAP. It is not indicative of cash available to fund all cash flow needs and liquidity, and should not be considered an alternative to net income determined in accordance with GAAP for purposes of evaluating operating performance. EBITDA measures presented by us may not be comparable to other similarly titled measures of other companies.  Income from continuing operations is considered by management to be the most comparable GAAP measure relative to EBITDA. Reconciliations between the two measures follow.

	Three Months Ended				Twelve Months Ended
	6/30/04	9/30/04	12/31/04	3/31/05	3/31/05
	(Restated)	(Restated)
TMC income from continuing operations	$29.3	$62.4	$54.0	$10.6	$156.3
Add (deduct):
Depreciation and amortization	58.0	56.2	58.0	55.7	227.9
Equity in depreciation and amortization from unconsolidated joint ventures	2.2	3.3	8.4	12.9	26.8
Partners’ share of depreciation and amortization from consolidated joint ventures	(16.2)	(12.8)	(18.4)	(12.7)	(60.1)
Interest expense	43.2	41.1	42.8	45.2	172.3
Equity in interest expense from unconsolidated joint ventures	4.1	4.8	11.3	15.6	35.8
Partners’ share of interest expense from consolidated joint ventures	(13.1)	(12.2)	(12.2)	(10.9)	(48.4)
Loss on debt extinguishments	—	—	4.1	0.1	4.2
Partners’ share of loss on debt extinguishments from consolidated joint ventures	—	—	(2.5)	—	(2.5)
Minority interest share of above adjustments	(9.9)	(11.9)	(10.8)	7.3	(25.3)
TMC EBITDA	97.6	130.9	134.7	123.8	487.0
Minority interest reflected as common equity in Mills LP	14.4	23.0	18.0	(7.8)	47.6
Mills LP EBITDA	$112.0	$153.9	$152.7	$116.0	$534.6

	Three Months Ended				Twelve Months Ended
	6/30/03	9/30/03	12/31/03	03/31/04	3/31/04
	(Restated)	(Restated)	(Restated)	(Restated)
TMC income from continuing operations	$37.9	$22.9	$33.9	$44.2	$138.9
Add (deduct):
Depreciation and amortization	16.8	23.9	31.6	27.3	99.6
Equity in depreciation and amortization from unconsolidated joint ventures	12.5	18.4	21.0	19.5	71.4
Interest expense	18.3	24.1	23.3	21.4	87.1
Equity in interest expense from unconsolidated joint ventures	13.4	18.5	20.0	18.3	70.2
Loss on debt extinguishments	—	0.6	—	—	0.6
Equity in loss on debt extinguishments from unconsolidated joint ventures	—	—	0.1	—	0.1
Minority interest share of above adjustments	(13.7)	2.6	(27.3)	(12.5)	(50.9)
TMC EBITDA	85.2	111.0	102.6	118.2	417.0
Minority interest reflected as common equity in Mills LP	25.0	(3.1)	41.1	20.2	83.2
Mills LP EBITDA	$110.2	$107.9	$143.7	$138.4	$500.2

ATTACHMENT 1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

(Continued)

Other Definitions and Terms

Comparable Properties:  Comparable Properties are generally defined as properties that we have owned and that had stabilized operations for at least the prior 24 month period and where a comparison from the prior period to the current period is meaningful.  In 2005, Comparable Properties are comprised of Arizona Mills, Arundel Mills, The Block at Orange, Broward Mall, Concord Mills, Discover Mills, Dover Mall, The Esplanade, Franklin Mills, Galleria at White Plains, Grapevine Mills, Gurnee Mills, Katy Mills, Mainstreet, Madrid Xanadú, Northpark Mall, Ontario Mills, Opry Mills, Potomac Mills, Sawgrass Mills, The Shops at Riverside Square, Town Center at Cobb and Westland Mall.

Proportionate Share: Proportionate share of joint ventures items is computed using our capital contribution percentage for ventures without promoted capital structures. For joint ventures with promoted structures, our proportionate share of projects under construction or in development is also computed using our capital contribution percentage while our proportionate share of all other items is computed utilizing the hypothetical liquidation at book value percentage for the past 12 month period.